SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     AUGUST 5, 2002

                       AMERICAN LOCKER GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)



      DELAWARE                      0-439                      16-0338330
  (State or other                (Commission                (I.R.S. Employer
  jurisdiction of                File Number)              Identification No.)
   incorporation)



              608 ALLEN STREET, JAMESTOWN, NEW YORK        14701
          (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code   716-664-9600



         (Former name or former address, if changed since last report.)



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


Item 5.

          On August 6, 2002, American Locker Group Incorporated repurchased 108,000 shares of its common stock for $11.00 per share. The purchase agreement was finalized August 5, 2002 and involved two separate transactions with private parties, not related to the Company or any of its officers or directors. The purchase reduces the Company's total shares of common stock outstanding to 1,884,146.

Item 7.   Financial Statements and Exhibits

          99.1Press release dated August 6, 2002




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     Pursuant to the  requirement  of the  Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                             American Locker Group Incorporated

AUGUST 12, 2002
---------------
    (Date)                                   /S/EDWARD F. RUTTENBERG
                                             ----------------------------------
                                             Edward F. Ruttenberg
                                             Chairman  and Chief Executive
                                             Officer




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                                      INDEX

Exhibit

  99.1     Press release dated August 6, 2002




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



                                  Exhibit 99.1



                                  PRESS RELEASE



                                           For further information contact:
                                                Edward F. Ruttenberg
                                           Phone: (412) 422-2377
                                           Fax #: (412) 422-2378
                                           Release No.: 02-05



(BW) (NY-AMERICAN-LOCKER-GROUP) AMERICAN LOCKER ANNOUNCES THE REPURCHASE OF THE COMPANY'S COMMON STOCK

BUSINESS EDITOR:

JAMESTOWN, N.Y. (BUSINESS WIRE) August 6, 2002 American Locker Group Incorporated (NASDAQ:ALGI) announced that the Company has repurchased 108,000 shares of its common stock for $11.00 per share. The purchase agreement was finalized August 5, 2002 and involved two separate transactions with private parties, not related to the Company or any of its officers or directors. The purchase reduces the Company's total shares of common stock outstanding to 1,884,146.


          Safe Harbor Statement under the Private Securities Litigation
                               Reform Act Of 1995

Except for historical information contained in this press release, the matters discussed herein which contain forward-looking statements, including without limitation, statements relating to the Company's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties including without limitation the following: (i) the Company's plans, strategies, objectives, expectations, and intentions are subject to change at any time at the discretion of the Company, (ii) the Company's plans and results of operations will be affected by the Company's ability to manage its growth and inventory, and (iii) other risks and uncertainties indicated from time to time in the Company's filings with the Securities and Exchange Commission.

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